UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2022

SUN COUNTRY AIRLINES HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-40217	82-4092570
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2005 Cargo Road Minneapolis, MN	55450
(Address of principal executive offices)	(Zip Code)

(651) 681-3900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SNCY	The Nasdaq Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Note Purchase Agreement

On March 29, 2022, Sun Country, Inc. (“Sun Country”), a wholly owned subsidiary of Sun Country Airlines Holdings, Inc. (“Holdings” and together with Sun Country, the “Company”), and Wilmington Trust, National Association, as subordination agent and pass through trustee (the “Trustee”) under two pass through trusts newly formed by Sun Country (the “Pass Through Trusts”), entered into a Note Purchase Agreement, dated as of March 29, 2022 (the “Note Purchase Agreement”).

The Note Purchase Agreement provides for the issuance by Sun Country of two series of equipment notes (the “Equipment Notes”) in the aggregate principal amount of $188,277,000 to finance thirteen Boeing 737-800 aircraft (the “Aircraft”). Pursuant to the Note Purchase Agreement, the Trustee agreed to purchase the Equipment Notes to be issued under separate Trust Indentures and Mortgages (each, an “Indenture” and collectively, the “Indentures”) with respect to such Aircraft.

Each Indenture contemplates the issuance of the Equipment Notes in two series: Series A, bearing interest at the rate of 4.84% per annum, and Series B, bearing interest at the rate of 5.75% per annum, in aggregate principal amounts of $142,830,000 and $45,447,000, respectively. The Equipment Notes are to be purchased by the Trustee, using the proceeds from the sale of Class A Pass Through Certificates, Series 2022-1A (the “Class A Certificates”) and Class B Pass Through Certificates, Series 2022-1B (the “Class B Certificates” and together with the Class A Certificates, the “Certificates”), to be issued through the Pass Through Trusts on or about March 30, 2022 to facilitate the financing of twelve of the Aircraft, and on or before September 15, 2022 to facilitate the financing of the thirteenth Aircraft.

The interest on the Equipment Notes is payable semi-annually on each March 15 and September 15, beginning on September 15, 2022. The principal payments of the Equipment Notes are scheduled for payment on March 15 and September 15 of each year, commencing on September 15, 2022. The final payments on the Series A Equipment Notes and the Series B Equipment Notes will be due on March 15, 2031 and March 15, 2029, respectively.

The maturity of the Equipment Notes may be accelerated upon the occurrence of certain events of default, including a failure by Sun Country (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants. The Equipment Notes issued with respect to each Aircraft will be secured by a lien on such Aircraft and will be cross collateralized by the other Aircraft financed pursuant to the Note Purchase Agreement.

As of April 1, 2022, Sun Country had issued $121,814,000 aggregate principal amount of Series A Equipment Notes and $38,759,000 aggregate principal amount of Series B Equipment Notes pursuant to the Note Purchase Agreement.

The Certificates were offered for sale in reliance on exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”) for offers and sales of securities that do not involve a public offering solely to persons who are “accredited investors” within the meaning of paragraph (1), (2), (3) or (7) of Rule 501(a) of Regulation D under the Securities Act. The Company relied on these exemptions from registration based in part on acknowledgements, representations and agreements made by the purchasers in a certificate purchase agreement.

The foregoing description of these agreements and instruments is qualified in its entirety by reference to these agreements and instruments, copies of which are filed herewith as exhibits and are incorporated by reference herein.

Item 2.03 Creation of Direct Financial Obligation.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Trust Supplement No. 2022-1A, dated as of March 29, 2022, between Wilmington Trust, National Association, as trustee, and Sun Country, Inc., to Pass Through Trust Agreement, dated as of December 9, 2019.

4.2	Trust Supplement No. 2022-1B, dated as of March 29, 2022, between Wilmington Trust, National Association, as trustee, and Sun Country, Inc., to Pass Through Trust Agreement, dated as of December 9, 2019.

4.3	Intercreditor Agreement, dated as of March 29, 2022, among Wilmington Trust, National Association, as pass through trustee under the pass through trusts, and Wilmington Trust, National Association, as subordination agent.

4.4	Note Purchase Agreement, dated as of March 29, 2022, among Sun Country, Inc., Wilmington Trust, National Association, as pass through trustee under the pass through trusts, and Wilmington Trust, National Association, as subordination agent.

4.5	Form of Participation Agreement (Participation Agreement between Sun Country, Inc. and Wilmington Trust, National Association, not in its individual capacity but solely as mortgagee, subordination agent under the Intercreditor Agreement and pass through trustee under the pass through trusts) (Exhibit B to Note Purchase Agreement) (included in Exhibit 4.4).

4.6	Form of Indenture (Trust Indenture and Mortgage between Sun Country, Inc. and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee) (Exhibit C to Note Purchase Agreement) (included in Exhibit 4.4).

4.7	Form of Sun Country, Inc. Pass Through Certificate, Series 2022-1A (included in Exhibit 4.1).

4.8	Form of Sun Country, Inc. Pass Through Certificate, Series 2022-1B (included in Exhibit 4.2).

99.1	Press Release

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 4, 2022	Sun Country Airlines Holdings, Inc.

	By:	/s/ Eric Levenhagen
Eric Levenhagen Chief Administrative Officer, General Counsel and Secretary